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                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

          UL II--Flexible Premium Multifunded Life Insurance Policies
           SPMLI--Single Premium Multifunded Life Insurance Policies

                        Supplement Dated May 1, 2005 to
         UL II Prospectus Dated May 1, 1992 as previously supplemented SPMLI Prospectus Dated May 1, 1988 as previously supplemented

This supplement updates certain information contained in the last prospectus you received and in the previous supplements to that prospectus. For UL II Policies, the last prospectus you received was dated May 1, 1992; for SPMLI Policies, the last prospectus you received was dated May 1, 1988. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543.

You may allocate net premiums and transfer cash value among a fixed interest account and the investment divisions of the Metropolitan Tower Separate Account Two. Each investment division, in turn, invests in the shares of one of the following Portfolios:

  METROPOLITAN SERIES FUND, INC. PORTFOLIOS

  BlackRock Aggressive Growth Portfolio
       (formerly, State Street Research Aggressive Growth)
  BlackRock Bond Income Portfolio
       (formerly, State Street Research Bond Income)
  BlackRock Diversified Portfolio
       (formerly, State Street Research Diversified)
  BlackRock Investment Trust Portfolio
       (formerly, State Street Research Investment Trust)
  BlackRock Money Market Portfolio
       (formerly, State Street Research Money Market)
  FI International Stock Portfolio
  FI Mid Cap Opportunities Portfolio
  MetLife Stock Index Portfolio
  Oppenheimer Global Equity
       (formerly, Scudder Global Equity)
  T. Rowe Price Small Cap Growth

  MET INVESTORS SERIES TRUST PORTFOLIO

       Lord Abbett Bond Debenture

Prospectuses for the Metropolitan Series Funds, Inc. and the Met Investors Series Trust are attached. They describe in greater detail an investment in the Portfolios listed above including investment objectives, strategies, risk, sub-advisors and fees and expenses for each Portfolio. Please read them and keep them for reference.

TRANSFERS OF CASH VALUE

Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy,

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requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., the FI International Stock Portfolio, Oppenheimer Global Equity Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Lord Abbett Bond Debenture Portfolio) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests, to or from the Monitored Portfolios or other identified Portfolios, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.

In addition, Policy Owners and other persons with interests in the Policies should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

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In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.





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